STOCK WARRANTS	12 Months Ended
Jun. 30, 2019
Stock Option And Warrants [Abstract]
STOCK WARRANTS

NOTE 9—STOCK WARRANTS

As of June 30, 2018 and 2019, the following warrants were issued and outstanding (in thousands except per share amounts):

	Number of Warrants Issued and Outstanding		Weighted average exercise price per share	Expiration date
	June 30, 2018	June 30, 2019
Series B redeemable convertible preferred stock warrants	103	51	$1.46	January 2020
Series D redeemable convertible preferred stock warrants	12	12	$2.50	May 2020
Common stock warrants	-	63	$6.40	April 2024

Total	115	126

The Company re-measures its outstanding redeemable convertible preferred stock warrant liabilities to fair value using the Black-Scholes option-pricing model. The key inputs used in the valuation were as follows:

	June 30,
	2018	2019
Expected term (in years)	1.04	0.58
Expected volatility	46.0%	51.0%
Risk-free interest rate	2.3%	2.0%
Expected dividend yield	0%	0%

Estimates of expected term were based on the remaining contractual period of the warrant. Estimates of the volatility for the option-pricing model were based on the volatility of respective preferred stock. The risk-free interest rate was based on the U.S. Treasury yield for a term consistent with the estimated expected term.

The Company has an agreement with a customer to issue warrants for up to 5.6 million shares of the Company’s common stock and non-voting common stock at an exercise price of $4.50 per share over a period of five years. Issuance of the warrants is contingent upon certain performance conditions and subject to certain limits. As of June 30, 2018 and 2019, there were no warrants issued or issuable under this agreement. The Company has concluded that the performance conditions for the issuance of this warrant are not probable of being met.